Exhibit 99.1

Calyxt and Cibus Announce Definitive Merger Agreement to Create Industry-Leading Precision Gene Editing and Trait Licensing Company

– The merger will bring together the technology platforms and facilities of two pioneering companies to create a leader in precision gene editing focused on driving sustainable agriculture and the availability of renewable low-carbon ingredients –

– Upon closure of the merger, Rory Riggs, Cibus Co-Founder, will become Chief Executive Officer and Chairman of the combined company and the Cibus leadership team will lead the new organization –

ROSEVILLE, Minn., and SAN DIEGO – January 17, 2023 – Calyxt, Inc. (Nasdaq: CLXT), a plant-based synthetic biology company, and Cibus, a leader in precision gene editing in agriculture, today announced that both companies have entered into a definitive merger agreement under which Calyxt and Cibus will merge in an all-stock transaction. The merger will create a new industry-leading company that combines the two pioneers in agriculture-based gene editing and establishes one of the world’s most sophisticated facilities for trait development and next-generation plant breeding.

The combined company will be a leader in two key applications for gene editing in agriculture:

1)

Productivity Traits: Productivity traits are a key basis of competition in the “seed and trait” business. The key focus of Cibus’ patented gene editing platform, the Rapid Trait Development System™ (RTDS®), is the development of a new class of productivity traits in seeds addressing the sustainability of farming by increasing crop yields and reducing inputs such as fungicides, herbicides, pesticides, and fertilizers.

2)

Renewable Low-Carbon Ingredients: Gene editing is a key tool in the development of sustainable low-carbon ingredients that can replace fossil fuel-based ingredients and diesel fuel. This is a key pillar of the Net Carbon Zero Climate 2040 goals and the global movement to reduce greenhouse gas emissions.

Cibus has a broad pipeline of productivity traits and collaborations with several leading seed companies. It is currently launching three important productivity traits: one in canola and two in rice with transfers to customers for commercialization beginning in the first half of 2023. In addition, Cibus and Calyxt are both working with leading consumer product companies to develop more sustainable ingredients.

Under the terms of the merger agreement, Calyxt will issue shares of its common stock to Cibus shareholders in an exchange ratio such that upon completion of the merger, Calyxt shareholders will own approximately 5% of the combined company, subject to adjustments permitted by the merger agreement. The Boards of Directors of both companies have unanimously approved the transaction. Concurrent with the execution of the merger agreement, certain officers of Calyxt, all of Calyxt’s directors, and Cellectis, S.A., Calyxt’s largest shareholder, executed support agreements in favor of the merger. These support agreements provide 49.9% approval from Calyxt shareholders. A majority of Cibus’ shareholders have also provided support agreements in favor of the transaction. The merger is expected to close in the second quarter of 2023, subject to customary closing conditions, including approval of the merger by the shareholders of Calyxt.

“Cibus is an excellent strategic fit for Calyxt given our complementary technology platforms, and the merger provides a great opportunity to leverage multiple synergies to drive innovation and shareholder value,” said Michael A. Carr, President and Chief Executive Officer of Calyxt. “I am deeply proud of the significant accomplishments made by our team and their commitment to further science in significant ways.”

“We believe 2023 will be a transformative year for Cibus due to many of our major accomplishments that are coming to fruition this year,” said Rory Riggs, Co-Founder, Chief Executive Officer, and Chairman of Cibus. “Through our Trait Machine™, which is planned to come on-line in a stand-alone facility in 2023, we are preparing to transfer our first product: a pod shatter reduction trait in canola in the elite germplasms of five different canola seed companies. In addition, in 2023, we are preparing to transfer two different herbicide resistance traits in rice in the elite germplasm of a leading North American rice seed company. Each of the three developed traits have been determined not to be regulated articles through the USDA’s “Am I Regulated” process, which was replaced with the SECURE Rule’s confirmation process. The successful development and transfer of these first traits to our customers will be an important milestone in the gene editing industry. It will also be a major commercial milestone in the growth of Cibus. We are very excited by the ability of this transaction – through the addition of both Calyxt’s state-of-the-art gene editing facilities and its talented scientists – to accelerate our growth.”

“2023 is also expected to be an important year for the regulations covering gene editing in agriculture with the European Commission and many other countries reviewing their laws for regulating certain new genomic techniques,” added Peter Beetham, President and Chief Operating Officer of Cibus. “Notably, the UK is on course to introduce new laws broadly consistent with the laws from a growing list of important trading nations including the United States, Canada, Argentina, Brazil and Japan. These regulatory changes, if adopted, promise to enable more open and fair trade in agriculture for these new technologies and encourage research and innovation, greatly increasing the potential of gene editing to contribute globally to sustainable agriculture, food security and climate resilience. This merger positions the combined companies to be a leader in this important new industry and to accelerate our progress.”

“We are excited to combine our joint wealth of experience that consolidates landmark intellectual property in agricultural gene editing including Transcription Activator-like Effector Nucleases (“TALENs”) and Oligonucleotide Directed Mutagenesis (“ODM”),” said Greg Gocal, Co-Founder, Executive Vice President and Chief Scientific Officer of Cibus. “The merger of two of the original pioneers in what has become the field of gene editing in agriculture, will enable new and expanded partnerships and opportunities to make farming more productive and to create a new generation of sustainable ingredients that are renewable and low-carbon.”

“Consolidating our innovative platforms into one entity brings a myriad of opportunities for step change innovations in the areas of productivity and low-carbon ingredients. I’m particularly excited for the teams of talented scientists from both companies to combine. I truly believe we will see a force multiplier effect of scientific discovery and operationalization to deliver these customer-demanded products in record time,” added Travis Frey, Chief Technology Officer of Calyxt.

Upon closing of the transaction, the combined company, renamed Cibus Inc., will trade on the Nasdaq Capital Market. The current Cibus management team will lead the new combined organization with Rory Riggs assuming the roles of Chairman of the Board of Directors and Chief Executive Officer. Mr. Riggs has been the founder and Chairman/Director of many successful healthcare and biotechnology companies including Royalty Pharma, Fibrogen and Sugen and was the President and Director of Biomatrix (Nasdaq: BIOX) until its sale to Genzyme/Sanofi, where he launched Synvisc®, a leading biologic for the treatment osteoarthritis. Corporate headquarters for the combined company will be located in San Diego, California and Calyxt’s offices, laboratory, and breeding facilities in Roseville, Minnesota will remain operational as a key site for the combined company.

Canaccord Genuity served as financial advisor and Sidley Austin served as legal counsel to Calyxt, and Jones Day served as legal counsel to Cibus with respect to the transaction.

About Calyxt

Calyxt (Nasdaq: CLXT) is a plant-based synthetic biology company. Calyxt leverages its proprietary PlantSpring™ technology platform and Plant Cell Matrix™ biomass to engineer plant metabolism to produce innovative high value plant-based chemistries for use in customers’ materials and products. As plant-based solutions, Calyxt’s synthetic biology products can be used in helping customers meet their sustainability targets and financial goals. Calyxt’s diversified offerings are primarily delivered through its proprietary BioFactory™ production system. For more information, visit www.calyxt.com.

About Cibus

Cibus® is a leading agricultural technology company that develops, and licenses gene edited plant traits to seed companies. Its traits enable farmers to manage productivity and sustainability challenges such as diseases, pests, weeds, fertilizer use and climate change. Cibus’ goal is to use its trait technology to create a new generation of crops that are more adaptable to their environment and have increased yields while requiring less chemicals. Cibus’ patented RTDS® technology platform has enabled agriculture’s first standardized end-to-end gene editing trait prototype and production system: the Trait Machine™. The Trait Machine represents a technological breakthrough in plant breeding that broadens the range and scale of possible trait solutions that makes more diverse germplasm accessible, materially shortens trait breeding timelines, and shortens the time to market traits. Cibus’ technologies and traits are accelerating agriculture’s jump to a climate smart, more sustainable crop production system and the industry’s move to sustainable low-carbon ingredients. For more information, visit www.cibus.com.

Cautionary Statement Regarding Forward-Looking Statements

The information included in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of present or historical fact included herein, regarding the transactions, the ability of the parties to the merger agreement to consummate the transactions, the benefits of the transactions, the combined company’s future performance following the transactions, and the potential for global regulatory developments, as well as Calyxt’s, Cibus’ and the combined company’s respective strategies, future operations, financial positions, prospects and plans as well as the objectives of management are forward-looking statements. Words such as “anticipate,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “approximately,” “plans,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ and Calyxt’s management about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Calyxt and Cibus. These risks include, but are not limited to, (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain stockholder approval of matters related to the proposed transaction in a timely manner or at all, (ii) uncertainties as to the timing of the consummation of the proposed transaction, (iii) risks related to Calyxt’s capital resources and the ability of Calyxt and Cibus, respectively, to correctly estimate and manage their respective operating expenses and expenses associated with the proposed transaction, (iv) risks related to Calyxt’s continued listing on the Nasdaq Capital Market until closing of the proposed transaction, (v) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results; (vi) uncertainties regarding the impact that any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (vii) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (viii) the possible effect of the announcement, pendency or completion of the merger on Calyxt’s or Cibus’ business relationships, operating results and business generally; (ix) risks related to unexpected costs related to the merger; (x) the potential for, and uncertainty associated with the outcome of, any legal proceedings that may be instituted against Calyxt or Cibus or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; (xi) risks associated with the ability of Calyxt and Cibus to protect their respective intellectual property rights; (xii) the potential impact of competitive responses to the proposed transaction and changes in expected or existing competition; (xiii) the possibility that Calyxt, Cibus or the combined company may be adversely affected by other economic, business, or competitive factors; (xiv) risks associated with the loss of key employees of Calyxt or Cibus; (xv) risks associated with changes in applicable laws or regulations and the potential impact of such changes on Calyxt’s, Cibus’ or the combined company’s ability to advance product development and commercialization; and (xvi) other risks and uncertainties identified from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Calyxt or the combined company, including those discussed in the “Risk Factors” section of Calyxt’s Annual Report on Form 10-K, which was filed with the SEC on March 3, 2022, and Quarterly Reports on Form 10-Q, which were filed with the SEC on August 4, 2022 and November 3, 2022, respectively. Should one or more of the risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Calyxt’s and Cibus’ views as of the date hereof. Calyxt and Cibus anticipate that subsequent events and developments will cause the respective company’s views to change. Calyxt and Cibus specifically disclaim any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Calyxt’s or Cibus’ views as of any date subsequent to the date hereof.

Important Additional Information

In connection with the proposed transactions, Calyxt intends to file materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”), which will include a proxy statement of Calyxt for the stockholders of Calyxt and that will serve as a prospectus of Calyxt and an information statement of Cibus, and other documents relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE FORM S-4 AND THE PROXY STATEMENT / PROSPECTUS INCLUDED THEREIN, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALYXT, CIBUS AND THE PROPOSED TRANSACTION. After the Form S-4 is declared effective, the definitive proxy statement to be included in the Form S-4 will be mailed to Calyxt stockholders as of a record date to be established for voting on the matters related to the proposed transaction to be considered at a special meeting of Calyxt stockholders. The Form S-4, the proxy statement / prospectus included therein, and other materials filed by Calyxt with the SEC may be obtained free of charge from the SEC’s website (www.sec.gov) or from Calyxt by directing a request to: Calyxt, Inc., 2800 Mount Ridge Road, Roseville, MN 55113.

Participants in the Solicitation

Calyxt, Cibus and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Calyxt is set forth in Calyxt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 3, 2022, and its definitive proxy statement for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 19, 2022.

Other information regarding persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, will be included in the proxy statement/prospectus included in the Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Calyxt or the SEC’s website, as indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Calyxt, Cibus or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

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Contacts

For Calyxt:

Bill Koschak

investors@calyxt.com

651-425-1754

For Cibus:

Investor Relations:

Karen Troeber

ktroeber@cibus.com

858-450-2636

Media Relations:

Colin Sanford

colin@bioscribe.com

203-918-4347

Chris Tutino

ctutino@cibus.com

919-356-9163